Exhibit 32.2

KERR-McGEE CORPORATION
Kerr-McGee Center
Oklahoma City, Oklahoma 73125

CERTIFICATION OF CHIEF FINANCIAL OFFICER
REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

I, Robert M. Wohleber, the Chief Financial Officer of Kerr-McGee Corporation (the "Issuer"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify in connection with the Issuer's Quarterly Report on Form 10-Q for the period that ended September 30, 2004 as filed with the Securities and Exchange Commission (the "Report") that:

•	the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

•	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

/s/ Robert M. Wohleber
______________________

Robert M. Wohleber
Chief Financial Officer
November 9, 2004